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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Clarus Corporation's previously filed Registration Statement File No. 333-59193.

ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 26, 1999